Quantum Technologies March 12, 2014 NASDAQ: QTWW

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 FORWARD-LOOKING STATEMENTS 2 This presentation contains certain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1985. Forward looking statements often address our expected future business and financial performance, and often contain words such as “may,” “could,” “will,” “should,” “assume,” “expect,” “anticipate,” “plan,” “intend,” “believe,” “predict,” “estimate,” “forecast,” “outlook,” “potential,” or “continue,” or the negative of these terms, and other comparable terminology. These forward- looking statements are based on management’s reasonable expectations and assumptions as of the date of this presentation. Various risks and other factors could cause our actual results to differ materially and adversely from those contemplated by the forward looking statements including, without limitation, the growth in and adoption of the use of compressed natural gas in truck and vehicle applications. The factors that may affect our results are listed in certain of our press releases and disclosed in our public filings with the SEC. The Company disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this presentation to reflect any change in management’s assumptions, beliefs or expectations or any change in events, conditions or circumstances upon which any forward-looking statements are based.

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Quantum Fuel Systems: Who We Are  Expertise: Compressed Natural Gas storage tanks and systems  Publicly traded since 2002 under QTWW (Nasdaq - Capital Market)  Employees: 155  Innovate, design, engineer and manufacture CNG tanks within 150,000 square foot campus in Lake Forest, California  41 patents (issued/pending)  Strong customer and strategic relationships with leading vehicle manufacturers and integrators Leader in natural gas vehicle technology with over 20 years of experience 3

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Products, Services & Technologies  CNG storage tanks ‒ Large diameter Type IV (High-capacity carbon fiber composite tanks)  CNG storage modules and systems  Fuel system and software engineering  Vehicle level system engineering and integration  Emissions testing and certification An industry leader in Type IV CNG storage tanks, systems and technologies 4

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Natural Gas Storage Tanks Leader in Type IV CNG Cylinders with over 20 years of experience 5

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Q-Lite Type IV Composite Tanks Leader in Type IV CNG Cylinders with over 20 years of experience 6 Carbon Fiber Wrap Light-Weight Liner Foam Dome Boss Adapter Blind Boss

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Lake Forest, CA - Tank Production Facility Leader in Type IV CNG Cylinders with over 20 years of experience 7

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Competition Quantum’s Q-Lite tank is the most storage efficient tank in the market 5.13 4.84 3.57 3.03 2.70 2.26 L/K g Quantum Q-Lite 8 Storage Efficiencies – L/Kg for CNG Tanks

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Impressive History in CNG Vehicle Technology Quantum’s CNG vehicle programs and fast to market solutions began back in the mid 1990’s Bi-Fuel CNG T-400 Bi-Fuel CNG & Dedicated CNG T-800 Bi-Fuel CNG J-Car And G-Van Med-Duty Platforms 1997 2014 CNG Class7/8 Trucks 9

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 CNG Fuel Module - Rail Mounted Quantum designs and manufactures state- of-the-art complete fuel system modules

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Quantum designs and manufactures state- of-the-art complete fuel system modules CNG Fuel Modules - Back of Cab Mounted

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Lake Forest, CA - Vehicle Integration Facility Quantum designs and manufactures state- of-the-art complete fuel system modules 12

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Key Markets We Serve  Heavy Duty Trucking (OEM and Aftermarket)  Medium Duty Trucks  Light Duty Trucks  Passenger Vehicles Applying same product and technology base across several natural gas vehicle markets Quantum’s Revenue Composition Heavy Duty Passenger Light Duty Medium Duty 13

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Barriers to Entry  Highly complex technology – need expertise in tank design, material science and storage of gaseous fuels  Time to develop and validate tanks – Lengthy timelines required for design, test and validation of tank designs (9 to 18 months)  Manufacturing/ equipment setup ( 1 to 2 years)  Quality, process control and environmental systems (1 to 2 years)  Processing optimization and efficient fiber translation is a trade secret – multiple years New Type IV tank entrants may need 4 to 5 years to become competitive 14

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Major Addressable Market – Heavy Duty (Class 6, 7 & 8) Trucks Heavy Duty truck adoption rate to natural gas expected to reach 15% by 2017 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2012 2013 2014 2015 2016 2017 U.S. Heavy Duty Truck Natural Gas Adoption Rate Industry Consensus Adoption Rate Growth and adoption expected to continue to increase (1) Frost & Sullivan Report N8CF-19 North American Truck Forecast (2) Consensus of Frost & Sullivan and ACT and other industry projections 15 Growth & Adoption 2014 2015 2016 2017 HD Trucks (1) 426,000 444,000 404,000 427,000 Adoption (2) 5% 8% 11% 15% Nat Gas 21,300 35,520 44,440 64,080

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 What is Driving the Heavy Duty Market  Economics  ROI – CNG offers a two-year payback  Infrastructure  New innovations and engine technologies Heavy Duty truck adoption rate to natural gas expected to reach 15% by 2017 Growth and adoption expected to continue to increase 16

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Strategy  Leverage existing relationships with OEMs and Integrators  Deliver value through complete systems approach Quantum has a history of delivering value through tanks and systems 17 V alue t o Cu st ome r Tanks Storage Modules Fuel Systems Vehicle Integration Leveraging Quantum’s System Capabilities

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Our Management Team Highly experienced team in bringing natural gas vehicle systems to market Brian Olson, President & Chief Executive Officer  CEO since 2012  CFO and Treasurer since 2002  20 years of experience in the advanced vehicle technology industry  Previously a senior executive of $200 Million advanced vehicle company Mark Arold, Vice-President  Engineering and Executive positions with Quantum since 1994  20 years of experience in the advanced vehicle technology industry Brad Timon, Chief Financial Officer  CFO since 2012  Controller and Chief Accounting Officer since 2004  10 years of experience in the alternative fuels industry David Mazaika, Executive Director of Strategic Development  20 years of experience in EV and alternative fueled vehicle development  Co-founder of the ISE Corporation and recipient of CALSTART’s “Blue Sky Award” (1997)  Joined Quantum in December 2008 18

Financial Overview

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Improving Our Operating Results Growing revenue base, improving margins and cost reductions have led to improved results Sequential Improvement in 2013 20 2013 Q1 Q2 Q3 Q4 Total Revenues $ 4,407 $ 6,079 $ 8,697 $ 12,720 Gross product margin 26% 27% 30% 31% Operating income (loss) $ (3,880) $ (2,381) $ (948) $ 471 In thousands, exept gross margin

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Growing Our Business CNG revenues increasing year over year 21 ($ In Thousands) $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q1-2012 Q2-2012 Q3-2012 Q4-2012 Q1-2013 Q2-2013 Q3-2013 Q4-2013 Overall CNG Revenues

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Strengthening Our Balance Sheet Cash Position and Working Capital improved Monetizing non-core assets 22 ($ in Thousands) December 31, December 31, Balance Sheet Information 2013 2012 Cash** $ 6,254 $ 1,436 Working Capital (Deficit), excluding derivatives 3,499 (7,788) Assets of operations held for sale 26,359 34,226 Total Assets 66,004 61,261 Debt principal and interest, excluding operations held for sale 17,412 13,565 Derivative liabilities 2,415 600 Liabilities of operations held for sale 23,415 26,909 Total Equity 16,980 14,223 ** Increased to approximately $18 million as of March 5, 2014

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Lowering our Cost of Borrowing Replaced maturing bridge debt with 5 year low interest convertible notes 23 ** Conversion Price of $2.38 ($ in Thousands) December 31, December 31, Debt Obligations - Principal and Interest 2013 2012 Convertible Notes (2.0%)** $ 11,063 $ - Bank - Revolving Line of Credit (prime + 2.0%) 3,844 3,009 Equipment Financing ($112K payment per month) 2,473 3,177 Bridge Notes (12.0%) - 7,315 Other 32 64 Total outstanding principal and accrued interest $ 17,412 $ 13,565

Unleashing Innovation Quality Certification: ISO 9001 ISO 14001 ISO/TS 16949 Excited about Our Financial Outlook Targeting Positive operating income for full year 2014  Continued Focus on Natural Gas Vehicle Market ‒ Adding manufacturing capacity ‒ Validating and commercializing new CNG vehicles ‒ Enabling expanded commercialization of NGV’s in 2014  Continued Growth in Natural Gas Tank Sales ‒ CNG adoption rates rising in 2014 and beyond  Continued Financial Improvement ‒ Sufficient liquidity to run and expand operations ‒ Irvine facility closed in Q1 2014 ‒ Targeting operating income for 2014 24